Exhibit 32.1

                            CERTIFICATION PURSUANT TO
              RULE 13a-14(b)/15d-14(b) AND 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Baron Capital Properties, L.P. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Astorino, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2003

                                             /s/ Robert L. Astorino
                                           -----------------------------
                                           Robert L. Astorino
                                           Chief Executive Officer


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